Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Note 10 - Subsequent Events
On March 14, 2013, the Company's Board of Directors approved an additional conversion of approximately $4.5 million loan amount into 1,021,166 of the Company's ordinary shares to STINS COMAN pursuant to the terms of the Convertible Loan Agreement, reflecting an average conversion price of $4.44 per share. The issuance of such shares was completed as of March 29, 2013.